SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2017

Cigna Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-08323 (Commission File Number)	06-1059331 (IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:

(860) 226-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company         ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Item 1.01  Entry into a Material Definitive Agreement.
On September 14, 2017, Cigna Corporation (the "Company") completed its previously announced offering of $600 million in aggregate principal amount of its 3.050% Senior Notes due 2027 (the "2027 Notes") and $1 billion in aggregate principal amount of its 3.875% Senior Notes due 2047 (together with the 2027 Notes, the "Notes"). The Notes were sold pursuant to an effective shelf registration statement on Form S-3ASR (File No. 333-219729).
The terms of the Notes are governed by a Senior Indenture, dated as of August 16, 2006, between the Company and U.S. Bank National Association, as trustee, as amended by Supplemental Indenture No. 3 thereto, dated as of March 7, 2008 (as amended, the "Base Indenture"), and as supplemented by Supplemental Indenture No. 10 to the Base Indenture, dated as of September 14, 2017 ("Supplemental Indenture No. 10"). Supplemental Indenture No. 10 with respect to the Notes (including the form of the Note) is filed as Exhibit 4.1 hereto.
The foregoing description of Supplemental Indenture No. 10 and the Notes does not purport to be complete and is qualified in its entirety by reference to Supplemental Indenture No. 10 (including the form of Note), which is filed as Exhibit 4.1 hereto, and is incorporated herein by reference.
Item 8.01  Other Events.
A copy of the opinion of Simpson, Thacher & Bartlett LLP, counsel to the Company, relating to the legality of the Notes, is filed as Exhibit 5.1 hereto.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 4.1	Supplemental Indenture No. 10, dated as of September 14, 2017, between Cigna Corporation and U.S. Bank National Association, as trustee.

Exhibit 5.1	Opinion of Simpson Thacher & Bartlett LLP.

Exhibit 23.1	Consent of Simpson, Thacher & Bartlett LLP (included in Exhibit 5.1).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION

Date: September 14, 2017	/s/ Nicole S. Jones
Nicole S. Jones
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
4.1	Supplemental Indenture No. 10, dated as of September 14, 2017, between Cigna Corporation and U.S. Bank National Association, as trustee.

5.1	Opinion of Simpson Thacher & Bartlett LLP.

23.1	Consent of Simpson, Thacher & Bartlett LLP (included in Exhibit 5.1).